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                                                                   EXHIBIT 23(G)

                          CONSENT OF FINANCIAL ADVISOR

    We consent to the use of our opinion dated February 9, 1996 incorporated by reference in the Registration Statement on Form S-4 and to all reference to our firm included in such Registration Statement.

                                          /s/ BATCHELDER & PARTNERS, INC.
                                          BATCHELDER & PARTNERS, INC.

San Diego, California
July 19, 1996